SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.         )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

RANGER GOVERNANCE, LTD.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

        Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.

Table of Contents

Ranger advertisement published in Wall Street Journal, dated as of August 2, 2001	Item 1

Revised content of http://www.rangergov.com	Item 2

Content of Items 1-2

Ranger: A Better Way For CA

Integrity. Innovation. Accountability.

Attention CA Shareholders

We believe Ranger Governance has a plan to enhance the credibility of Computer Associates with investors, customers and employees.

We believe Ranger’s plan will increase shareholder value and make Computer Associates accountable to shareholders by:

  Creating four independent, focused business units, each headed by a world-class CEO
  Actively exploring expansion of CA’s current mix of products and services
  Pursuing cost-effective strategic acquisition opportunities made possible by the technology sector downturn

We believe Ranger’s plan will create an entrepreneurial culture throughout the Company while attracting and retaining top industry talent by:

  Promoting innovation by creating small, flexible teams and accelerating development efforts in critical strategic areas
  Establishing appropriate investment levels in research
  Respecting CA’s employees with an open door management policy and an annual “bottom up” strategic planning process

We believe that our nominees, if elected, will enhance CA’s credibility with investors, customers and employees because:

  The Board will be comprised solely of independent directors who have no other business ties with CA
  Director compensation will be equity-based subject to vesting schedule along with explicit guidelines for stock ownership
  The Board will assure that shareholders’ ownership interests are not excessively diluted by equity-based compensation
  The Board will eliminate CA’s poison pill

Full text of the Ranger Plan is available at www.rangergov.com

We believe shareholders have a unique opportunity to decide the future of their investment in CA.
Unless elected on August 29, 2001, Ranger will not run a slate of nominees in 2002.

ELECT THE RANGER NOMINEES

VOTE GREEN TODAY

Street-Name Holders

If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

Computer Associates Employees

If you hold your shares in the Savings Harvest Plan or Employee Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee how to vote your shares by signing, dating and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy. If you have any questions on how to vote your shares, please call our proxy solicitor:

MORROW & CO., INC. at (800) 607-0088.

Ranger urges all shareholders to read its definitive proxy statement which contains important information. Ranger’s definitive proxy statement was filed with the Securities and Exchange Commission on July 27, 2001, and is available on Ranger’s website at www.rangergov.com.

Primar 7256_6     Morrow & Co. Inc.     White Paper Draft 7     8/1/01     TIME SENT:  5:20 pm Eastern Time

Press Releases

  Statement of Ranger Governance – 8.1.01
  Ranger Governance Outlines Plan for Computer Associates – 8.1.01
  Ranger Governance Announces Investor Conference Call to Outline Its Plan for Computer
  Associates – 8.1.01
  Ranger Governance Mails Proxy Statement to Computer Associates Shareholders –
  7.30.01
  Ranger Responds to Computer Associates' First Quarter Financial Results – 7.23.01
  Ranger Governance Responds to Computer Associates' Letter to Shareholders – 7.19.01
  Ranger Governance Publishes Open Letter to Computer Associates Customers – 7.9.01
  Ranger Governance Adds Two Nominees – 6.29.01
  Computer Associates' Return to Shareholders is Dead Last Among Competitors," Wyly
  Tells Investors, Analysts – 6.26.01
  Sam Wyly Calls Computer Associates' Top Managers "Arrogant" for Ignoring Majority of
  Shareholders – 6.25.01
  In Open Letter to Computer Associates Employees, Sam Wyly Outlines Benefits of Ranger
  Governance Plan – 6.22.01
  Sam Wyly Cites Computer Associates' Chronic Abuse of Customers and Employees as
  Motivation for Proxy Battle in Personal Letter to Company President and CEO Sanjay
  Kumar – 6.21.01

Advertisements

The following advertisements regarding the proxy contest have appeared in various newspapers including
The Wall Street Journal, The New York Times and The Orlando Sentinel.

When is it OK to lose $342,000,000?	A Slate of Proven Leaders

An Open Letter To Computer Associates’ Customers	Why are these men smiling?

Why are these men suing?

IMPORTANT INFORMATION

          On July 27, 2001, Ranger Governance, Ltd. filed a definitive proxy statement with the Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates International, Inc. Ranger's proxy statement was mailed to Computer Associates' stockholders on July 30, 2001. Ranger urges stockholders to read its proxy statement because it contains important information. You may obtain a free copy of Ranger's definitive proxy statement, as well as other soliciting materials that have been filed by Ranger, at the Commission's website at www.sec.gov. The definitive proxy statement and other documents filed by Ranger may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

          Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in Ranger's solicitation is available in the definitive proxy statement filed by Ranger. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.